UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2002

COMMONWEALTH ENERGY CORPORATION

(Exact Name of registrant as specified in its charter)

California	000-33069	33-0769555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Red Hill Avenue, Suite 100 Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Exhibits.

     (c) Exhibits

Exhibit No.	Description

99.1	Letter from Ian Carter to Shareholders of Commonwealth Energy Corporation, dated September 23, 2002.

Item 9. Regulation FD Disclosure.

     Commonwealth Energy Corporation (“Commonwealth”) wishes to disclose for Regulation FD purposes the Letter from Ian Carter to Shareholders of Commonwealth Energy Corporation, dated September 23, 2002, the full text of which is set forth in Exhibit 99.1, which is attached hereto and is incorporated by reference into this report. The letter was first delivered to the shareholders of Commonwealth on September 25, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH ENERGY CORPORATION, a California corporation

Date: September 25, 2002	By:	/s/ IAN B. CARTER

Ian B. Carter Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Ian Carter to Shareholders of Commonwealth Energy Corporation, dated September 23, 2002.